UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05977)

Exact name of registrant as specified in charter:	Putnam New Jersey Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2018

Date of reporting period:	June 1, 2017 — November 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam New Jersey Tax Exempt Income Fund

Semiannual report
11 | 30 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTNJX

Putnam New Jersey
Tax Exempt
Income Fund

Semiannual report
11 | 30 | 17

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer. These and other factors may also lead to periods of high volatility and reduced liquidity in the bond markets. The fund’s performance will be closely tied to the economic and political conditions in New Jersey, and can be more volatile than the performance of a more geographically diversified fund. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Message from the Trustees

January 9, 2018

Dear Fellow Shareholder:

Investor sentiment remained positive through most of 2017, helping to keep financial markets on a steady course. While bond market performance was a bit uneven, global stock markets generally made solid advances with low volatility. However, we enter the new year mindful of a number of risks that could disrupt the positive momentum.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets.

In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

However, unlike U.S. Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, New Jersey residents generally pay no state income taxes on distributions paid from municipal bonds issued in the Garden State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

2 New Jersey Tax Exempt Income Fund

Source: Putnam, as of 11/30/17. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate, which reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax. Tax rates are as of November 30, 2017, and do not reflect the recent changes to the Tax Cuts and Jobs Act of 2017.

Source: Moody’s Investor Services, Annual U.S. Municipal Bond Defaults and Recoveries, 1970–2016 (June 2017).

New Jersey Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/17. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 New Jersey Tax Exempt Income Fund

Paul has a B.A. from Suffolk University. Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund is managed by Garrett L. Hamilton, CFA. Garrett has an M.S. in Investment Management from Boston University and a B.S. in International Business Administration from Southern New Hampshire University. He joined Putnam in 2016 and has been in the investment industry since 2006.

Paul, how was the market environment for municipal bonds during the reporting period?

Initially, municipal bonds enjoyed solid performance. On June 14, 2017, the Federal Reserve announced its second interest-rate hike of 2017. In its assessment of inflation, however, the Fed revised its expectations downward, adding that it believed inflation would “remain somewhat below 2% in the near term.” Municipal bonds, along with other rate-sensitive investments, rallied following these more dovish statements.

The broad market rally during the spring transitioned into a more nuanced municipal market during the summer and fall months, with long-maturity and lower-quality municipal bonds outperforming shorter-maturity and higher-quality municipal bonds. Further signs of economic improvement increased the likelihood that the Fed might need to act more aggressively. In September 2017, Fed chair Janet Yellen’s comments at the Fed’s policy meeting were somewhat more hawkish, although the Fed left interest rates unchanged. The central bank signaled that, despite recent low levels of inflation, it expected one more rate increase by year-end and envisioned three

New Jersey Tax Exempt Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/17. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 New Jersey Tax Exempt Income Fund

more increases in 2018. The Fed also reaffirmed its commitment to begin reducing its balance sheet in October 2017, which included over $4 trillion in U.S. Treasury bonds and mortgage-backed securities that it purchased in the years following the 2008 financial crisis.

The Fed once again maintained its target range of 1% to 1.25% for the federal funds rate at its October 2017 meeting. The central bank acknowledged that U.S. economic growth remained solid despite hurricane-related disruptions, and the labor market continued to strengthen. As widely expected, the Fed announced a rate hike of a quarter percentage point at its December 2017 meeting, after the close of the reporting period.

With interest rates rising across the municipal bond yield curve, municipal bonds, along with U.S. Treasuries and the broader U.S. fixed-income markets, turned in relatively flat performance. (Bond prices fall as rates rise.) Securities with longer maturities held up better than securities with shorter- and intermediate-term maturities.

Were supply/demand dynamics supportive of municipal bond prices?

Favorable supply/demand dynamics created a tailwind for the asset class, helping to offset the price-dampening pressures from rates trending higher. The pace of new issuance was generally light, especially during the third quarter of 2017. As such, demand outpaced supply — contributing to rising prices and a narrowing of credit spreads of lower investment-grade as well as high-yield municipal bonds. [Credit spreads reflect the difference in yield between higher- and lower-quality municipal bonds.] Viewed in a longer-term context, spreads were at or close to the narrowest point since the beginning of the credit crisis during much of the period. That said, overall credit fundamentals remained stable, supply/ demand dynamics were favorable, and defaults remained low and isolated. Given the favorable economic climate, lower-investment-grade and high-yielding non-investment-grade municipal bonds outperformed higher-quality municipal bonds given investor preferences for higher risk strategies.

How did the fund perform?

For the six months ended November 30, 2017, the fund outperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, and the average return of its Lipper peer group, New Jersey Municipal Debt Funds.

What was your investment approach in this environment?

During the period, the municipal bond yield curve flattened, in line with our expectation. Given our outlook for interest rates trending higher, we employed a barbell approach to structuring the portfolio — overweighting short-term bonds, underweighting intermediate-term bonds with maturities of 5 to 12 years, and overweighting longer-term bonds with maturities of greater than 12 to 20 years. Duration positioning, which measures the portfolio’s sensitivity to interest rates, was generally neutral. From a credit-quality standpoint, we maintained overweight exposure to lower-rated investment-grade municipal bonds relative to higher-quality investment-grade and high-yielding, non-investment-grade municipal bonds. From a sector positioning perspective, we placed greater focus on state appropriation, higher education, and essential service utilities bonds relative to the fund’s Lipper group. These strategies helped fund performance.

While New Jersey also faces large unfunded pension liabilities and a heavy debt burden, the November 2017 gubernatorial election of

New Jersey Tax Exempt Income Fund 7

Phil Murphy provided one-party control for the first time in eight years, which we believe should facilitate legislative action to stabilize New Jersey’s finances. At period-end, all three major rating agencies had a stable outlook for New Jersey.

Additionally, we maintained an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers. This underweight exposure added to performance during the period. Puerto Rico was devastated by the recent hurricanes, which made its economic and financial situation even more difficult and could further challenge the debt restructuring process, in our view.

What is your outlook as we look into 2018?

We expect that moderate, trend-like economic growth will facilitate the continued gradual normalization of short-term interest rates. From a fiscal policy perspective, the market appears to be focused on how much stimulus might come from Washington, and how those initiatives may affect the pulse of the U.S. economy. Should additional stimulus augment U.S. growth, we believe the Fed might be inclined to increase rates a little faster, or conversely, more slowly if fiscal policy proves less stimulative.

Just after period-end, the Republican House and Senate versions of a tax reform plan were sent into a reconciliation process with the goal of many of the proposed changes going into effect on January 1, 2018. President Trump signed the legislation in late December.

While the Tax Cuts and Jobs Act included tax cuts for individuals and corporations, the elimination of certain taxes, and changes to some popular tax deductions, it left the municipal bond tax exemption intact. We do not believe the changes in tax rates will materially affect demand for municipal bonds from individuals. Overall, the tax bill appears constructive for the municipal bond market, in our view.

Looking ahead, we will be closely monitoring the debt ceiling debate; a budget resolution for the next fiscal year; and the confirmation

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 New Jersey Tax Exempt Income Fund

of President Trump’s nomination of Jerome Powell as the next Federal Reserve chair, as Janet Yellen’s current term is due to expire in February 2018. As always, we will continue to rely on in-depth research and our experienced market insights to evaluate new and existing holdings for attractive income and return potential.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

New Jersey Tax Exempt Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (2/20/90)
Before sales charge	5.10%	45.38%	3.81%	8.85%	1.71%	7.67%	2.49%	5.56%	1.48%
After sales charge	4.95	39.57	3.39	4.50	0.88	3.36	1.11	1.34	–2.58
Class B (1/4/93)
Before CDSC	4.88	38.15	3.28	5.52	1.08	5.68	1.86	4.91	1.16
After CDSC	4.88	38.15	3.28	3.68	0.73	2.75	0.91	–0.09	–3.83
Class C (10/3/06)
Before CDSC	4.31	34.76	3.03	4.71	0.92	5.18	1.70	4.73	1.08
After CDSC	4.31	34.76	3.03	4.71	0.92	5.18	1.70	3.73	0.08
Class M (5/1/95)
Before sales charge	4.78	41.43	3.53	7.27	1.41	6.67	2.18	5.27	1.34
After sales charge	4.65	36.83	3.19	3.78	0.75	3.21	1.06	1.85	–1.95
Class Y (1/2/08)
Net asset value	5.20	48.91	4.06	10.07	1.94	8.38	2.72	5.78	1.59

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 New Jersey Tax Exempt Income Fund

Comparative index returns For periods ended 11/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
Municipal Bond Index	5.75%	53.47%	4.38%	13.42%	2.55%	8.61%	2.79%	5.58%	0.40%
Lipper New Jersey
Municipal Debt Funds	5.28	43.49	3.65	9.29	1.77	7.16	2.32	4.37	0.52
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/17, there were 50, 49, 48, 44, 38, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/17

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	6		6	6	6		6
Income[1]	$0.145599		$0.116572	$0.109378	$0.132807		$0.155941
Capital gains[2]	—		—	—	—		—
Total	$0.145599		$0.116572	$0.109378	$0.132807		$0.155941
	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value
5/31/17	$9.23	$9.61	$9.22	$9.24	$9.23	$9.54	$9.25
11/30/17	9.22	9.60	9.21	9.23	9.22	9.53	9.24
	Before	After	Net	Net	Before	After	Net
Current rate	sales	sales	asset	asset	sales	sales	asset
(end of period)	charge	charge	value	value	charge	charge	value
Current dividend rate[3]	3.19%	3.07%	2.57%	2.41%	2.91%	2.82%	3.41%
Taxable equivalent[4]	6.19	5.96	4.99	4.68	5.65	5.47	6.62
Current 30-day
SEC yield[5]	N/A	1.69	1.14	0.99	N/A	1.44	1.99
Taxable equivalent[4]	N/A	3.28	2.21	1.92	N/A	2.80	3.86

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 48.48% federal and state combined tax rate for 2017. Results for investors subject to lower tax rates would not be as advantageous. Tax rates are as of November 30, 2017, and do not reflect the recent changes to the Tax Cuts and Jobs Act of 2017.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

New Jersey Tax Exempt Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (2/20/90)
Before sales charge	5.12%	46.61%	3.90%	11.38%	2.18%	7.88%	2.56%	5.57%	2.62%
After sales charge	4.97	40.74	3.48	6.92	1.35	3.57	1.18	1.35	–1.49
Class B (1/4/93)
Before CDSC	4.89	39.31	3.37	8.08	1.57	5.89	1.92	4.92	2.30
After CDSC	4.89	39.31	3.37	6.20	1.21	2.96	0.98	–0.08	–2.70
Class C (10/3/06)
Before CDSC	4.33	35.89	3.11	7.25	1.41	5.50	1.80	4.86	2.33
After CDSC	4.33	35.89	3.11	7.25	1.41	5.50	1.80	3.86	1.33
Class M (5/1/95)
Before sales charge	4.80	42.77	3.62	9.98	1.92	7.11	2.32	5.40	2.59
After sales charge	4.67	38.13	3.28	6.41	1.25	3.63	1.20	1.98	–0.75
Class Y (1/2/08)
Net asset value	5.21	50.19	4.15	12.74	2.43	8.59	2.79	5.80	2.73

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Total annual operating expenses for the fiscal
year ended 5/31/17	0.81%	1.44%	1.59%	1.09%	0.59%
Annualized expense ratio for the six-month
period ended 11/30/17	0.80%	1.43%	1.58%	1.08%	0.58%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12 New Jersey Tax Exempt Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/17 to 11/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$4.04	$7.21	$7.96	$5.45	$2.93
Ending value (after expenses)	$1,014.80	$1,011.60	$1,010.80	$1,013.40	$1,015.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/17, use the following calculation method. To find the value of your investment on 6/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$4.05	$7.23	$7.99	$5.47	$2.94
Ending value (after expenses)	$1,021.06	$1,017.90	$1,017.15	$1,019.65	$1,022.16

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

New Jersey Tax Exempt Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

14 New Jersey Tax Exempt Income Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2017, Putnam employees had approximately $524,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

New Jersey Tax Exempt Income Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the

16 New Jersey Tax Exempt Income Fund

management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points (until September 1, 2016, this limitation was 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain these expense limitations until at least September 30, 2018. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts.

New Jersey Tax Exempt Income Fund 17

For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated

18 New Jersey Tax Exempt Income Fund

their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper New Jersey Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 49, 47 and 44 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

New Jersey Tax Exempt Income Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 New Jersey Tax Exempt Income Fund

The fund’s portfolio 11/30/17 (Unaudited)

Key to holding’s abbreviations

AGC Assured Guaranty Corp.	NATL National Public Finance Guarantee Corp.
AGM Assured Guaranty Municipal Corporation	U.S. Govt. Coll. U.S. Government Collateralized
AMBAC AMBAC Indemnity Corporation	VRDN Variable Rate Demand Notes, which are floating-
BAM Build America Mutual	rate securities with long-term maturities that carry
FGIC Financial Guaranty Insurance Company	coupons that reset and are payable upon demand
FRN Floating Rate Notes: the rate shown is the current	either daily, weekly or monthly. The rate shown is the
interest rate or yield at the close of the reporting period.	current interest rate at the close of the reporting
Rates may be subject to a cap or floor. For certain	period. Rates are set by remarketing agents and may
securities, the rate may represent a fixed rate currently	take into consideration market supply and demand,
in place at the close of the reporting period.	credit quality and the current SIFMA Municipal Swap
G.O. Bonds General Obligation Bonds	Index rate, which was 0.97% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (99.4%)*	Rating**	Principal amount	Value
Delaware (0.6%)
DE River & Bay Auth. Rev. Bonds, Ser. A,
5.00%, 1/1/42	A1	$1,000,000	$1,107,380
			1,107,380
Guam (0.6%)
Territory of GU, Govt. Ltd. Oblig. Rev. Bonds (Section
30), Ser. A, 5.75%, 12/1/34 (Prerefunded 12/1/19)	BBB+	500,000	540,515
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste
Wtr. Syst. Rev. Bonds, U.S. Govt. Coll., 5.625%,
7/1/40 (Prerefunded 7/1/20)	A–	450,000	492,588
			1,033,103
Indiana (0.4%)
IN State Fin. Auth. Econ. Dev. Mandatory Put Bonds
(3/1/18) (Republic Svcs., Inc.), Ser. B, 1.25%, 5/1/28	A–2	700,000	700,000
			700,000
New Jersey (86.8%)
Atlantic City, G.O. Bonds (Tax Appeal)
Ser. A, BAM, 5.00%, 3/1/42	Baa1	1,000,000	1,122,550
Ser. B, AGM, 5.00%, 3/1/37	AA	1,000,000	1,128,470
Bayonne, G.O. Bonds (Qualified Gen. Impt.), BAM,
5.00%, 7/1/39	AA	700,000	786,562
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5.625%, 1/1/38	BB+/P	1,450,000	1,408,356
Camden Cnty., Impt. Auth. Hlth. Care Rev. Bonds
(Cooper Hlth. Syst. Oblig. Group), 5.00%, 2/15/35	Baa1	250,000	271,733
Essex Cnty., Impt. Auth. Rev. Bonds
NATL, 5.50%, 10/1/30	Aa1	1,290,000	1,671,156
Ser. 06, AMBAC, 5.25%, 12/15/20	Aa1	1,000,000	1,101,620
AMBAC, 5.00%, 12/15/23	Aa1	1,995,000	1,997,494
AMBAC, U.S. Govt. Coll., 5.00%, 12/15/23
(Prerefunded 12/15/17)	Aa1	5,000	5,006
Freehold, Regl. High School Dist. G.O. Bonds, FGIC,
NATL, 5.00%, 3/1/19	AA+	1,500,000	1,563,930

New Jersey Tax Exempt Income Fund 21

MUNICIPAL BONDS AND NOTES (99.4%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
Garden State Preservation Trust Rev. Bonds
(Open Space & Farmland 2005), Ser. A, AGM,
5.75%, 11/1/28	AA	$2,000,000	$2,428,500
Ser. B, AGM, zero %, 11/1/24	AA	6,000,000	4,998,840
Gloucester Cnty., Impt. Auth. Rev. Bonds
5.00%, 4/1/28 (Prerefunded 4/1/18)	Aa2	2,310,000	2,337,882
5.00%, 4/1/23 (Prerefunded 4/1/18)	Aa2	500,000	506,035
Hillsborough Twp., School Dist. G.O. Bonds, AGM,
5.375%, 10/1/21	AA	1,720,000	1,937,425
Hudson Cnty., Impt. Auth. Rev. Notes, Ser. C-1,
2.25%, 10/18/18	SP-1+	500,000	504,385
NJ Inst. of Tech. Rev. Bonds, Ser. A, 5.00%, 7/1/32	A1	870,000	971,842
NJ State Econ. Dev. Auth. Rev. Bonds
(Cranes Mill), Ser. A, 6.00%, 7/1/38	BBB+/F	750,000	758,625
(Ashland School, Inc.), 6.00%, 10/1/33	BBB	1,000,000	1,131,220
(Paterson Charter School Science & Tech.), Ser. A,
6.00%, 7/1/32	BB–	800,000	822,120
(MSU Student Hsg.), 5.875%, 6/1/42	Baa3	1,550,000	1,667,816
(School Fac. Construction), Ser. AA,
5.25%, 12/15/33	Baa1	1,000,000	1,038,890
Ser. WW, 5.25%, 6/15/32	Baa1	1,000,000	1,107,980
(Continental Airlines, Inc.), 5.25%, 9/15/29	Ba3	300,000	328,299
(North Star Academy Charter School of Newark,
Inc.), 5.00%, 7/15/47	BBB–	1,000,000	1,089,120
(Provient Group-Kean Properties), Ser. A,
5.00%, 7/1/37	BBB–	250,000	272,438
Ser. AAA, 5.00%, 6/15/36	Baa1	550,000	600,485
(Provident Group-Rowan Properties, LLC), Ser. A,
5.00%, 1/1/35	Baa3	750,000	806,798
(School Fac. Construction), Ser. Y, 5.00%, 9/1/33
(Prerefunded 9/1/18)	Baa1	500,000	513,375
(Seeing Eye, Inc. (The)), 5.00%, 6/1/32
(Prerefunded 6/1/22)	A	2,015,000	2,296,697
(Seeing Eye, Inc. (The)), 5.00%, 6/1/32	A	1,250,000	1,481,000
(NYNJ Link Borrower, LLC), AGM, 5.00%, 1/1/31	AA	1,150,000	1,295,889
(Biomedical Research Fac.), Ser. A, 5.00%, 7/15/30	Baa1	1,000,000	1,101,300
(United Methodist Homes), Ser. A, 5.00%, 7/1/29	BBB–/F	500,000	542,170
Ser. B, 5.00%, 11/1/26	Baa1	3,000,000	3,405,660
5.00%, 6/15/26	Baa1	2,000,000	2,167,360
(School Facs. Construction), Ser. NN,
5.00%, 3/1/25	Baa1	3,000,000	3,263,070
(Middlesex Wtr. Co., Inc.), Ser. A, 5.00%, 10/1/23	A+	1,500,000	1,727,520
NJ State Econ. Dev. Auth. Energy Fac. Rev. Bonds
(UMM Energy Partners, LLC), Ser. A, 4.75%, 6/15/32	Baa3	1,000,000	1,041,720
NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)
Ser. A, 5.70%, 10/1/39	A1	3,500,000	3,735,410
Ser. B, 5.60%, 11/1/34	A1	500,000	538,310
Ser. D, 4.875%, 11/1/29	A1	700,000	753,900

22 New Jersey Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.4%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
NJ State Edl. Fac. Auth. Rev. Bonds
(U. of Med. and Dentistry), Ser. B, U.S. Govt. Coll.,
7.50%, 12/1/32 (Prerefunded 6/1/19)	AAA/P	$500,000	$543,235
(Kean U.), Ser. A, 5.50%, 9/1/36
(Prerefunded 9/1/19)	A2	1,635,000	1,739,100
(Georgian Court U.), Ser. D, 5.25%, 7/1/27	Baa3	1,000,000	1,002,030
(Ramapo College of NJ), Ser. B, 5.00%, 7/1/37	A2	820,000	905,100
(Rider U.), Ser. A, 5.00%, 7/1/37	Baa2	500,000	524,350
(Stevens Inst. of Tech.), Ser. A, 5.00%, 7/1/35	A–	1,200,000	1,377,972
(Montclair State U.), Ser. B, 5.00%, 7/1/34	A1	500,000	576,740
(Princeton U.), Ser. B, 5.00%, 7/1/34	Aaa	2,000,000	2,421,480
(College of NJ (The)), Ser. G, 5.00%, 7/1/30	A2	1,000,000	1,146,270
(College of NJ (The)), Ser. F, 5.00%, 7/1/29	A2	500,000	575,510
(NJ City U.), Ser. E, AGC, 5.00%, 7/1/28
(Prerefunded 7/1/18)	A3	1,000,000	1,021,180
(William Paterson U.), AGC, 5.00%, 7/1/28	AA	150,000	152,784
(Georgian Court U.), Ser. D, 5.00%, 7/1/27	Baa3	1,000,000	1,001,850
(College of NJ (The)), Ser. D, AGM, 5.00%, 7/1/26
(Prerefunded 7/1/18)	AA	375,000	383,051
(College of NJ (The)), Ser. D, AGM, U.S. Govt. Coll.,
5.00%, 7/1/26 (Prerefunded 7/1/18)	AA	625,000	638,419
(College of NJ (The)), Ser. D, AGM, 5.00%, 7/1/25
(Prerefunded 7/1/18)	AA	560,000	572,023
(College of NJ (The)), Ser. D, AGM, U.S. Govt. Coll.,
5.00%, 7/1/25 (Prerefunded 7/1/18)	AA	940,000	960,182
(Kean U.), Ser. A, 5.00%, 9/1/24
(Prerefunded 9/1/19)	A2	1,500,000	1,586,145
(William Paterson U.), Ser. E, BAM, 5.00%, 7/1/23	AA	1,000,000	1,146,140
(Montclair State U.), Ser. D, 5.00%, 7/1/22	A1	1,000,000	1,124,930
NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan)
Ser. A, 5.625%, 6/1/30	AA	1,750,000	1,842,505
Ser. 2, 5.00%, 12/1/26	Aaa	215,000	230,850
Ser. 1A, 5.00%, 12/1/22	Aaa	2,500,000	2,782,900
Ser. A, 5.00%, 6/1/18	AA	2,000,000	2,031,980
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Gen. Hosp. Ctr.-Passaic Inc.), AGM, U.S. Govt.
Coll., 6.75%, 7/1/19 (Escrowed to maturity)	AA	2,195,000	2,307,713
(St. Joseph Hlth. Care Syst.), 6.625%, 7/1/38
(Prerefunded 7/1/18)	Baa3	1,000,000	1,030,750
(Chilton Memorial Hosp.), U.S. Govt. Coll., 5.75%,
7/1/39 (Prerefunded 7/1/19)	AAA/P	2,000,000	2,126,300
(St. Peter’s U. Hosp.), 5.75%, 7/1/37	Ba1	1,500,000	1,528,035
(Hackensack U. Med. Ctr.), AGC, 5.25%, 1/1/31
(Prerefunded 1/1/18)	AA	1,000,000	1,003,030
(Hackensack U. Med. Ctr.), 5.125%, 1/1/21
(Prerefunded 1/1/18)	A+	1,105,000	1,108,249
(U. Hosp. of NJ), Ser. A, AGM, 5.00%, 7/1/46	AA	500,000	559,035
(Hunterdon Med. Ctr.), 5.00%, 7/1/45	A–	1,000,000	1,099,900
(Barnabas Hlth. Oblig. Group), 5.00%, 7/1/44	A1	1,000,000	1,100,510
(Barnabas Hlth. Oblig. Group), 5.00%, 7/1/43	A1	2,000,000	2,257,220

New Jersey Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (99.4%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Inspira Hlth. Oblig. Group), Ser. A, 5.00%, 7/1/42	A2	$1,000,000	$1,134,180
(St. Joseph’s Healthcare Syst. Oblig. Group),
5.00%, 7/1/41	Baa3	2,015,000	2,190,486
(Princeton HealthCare Syst.), Ser. A, 5.00%, 7/1/39	Baa2	1,000,000	1,114,970
(Robert Wood Johnson U. Hosp.), Ser. A,
5.00%, 7/1/39	A1	1,000,000	1,123,190
(Hackensack Meridian Hlth.), Ser. A, 5.00%, 7/1/35	A+	800,000	933,736
(Hackensack U. Med. Ctr.), 5.00%, 1/1/34
(Prerefunded 1/1/20)	A+	750,000	802,148
(St. Lukes Warren Hosp.), 5.00%, 8/15/31	A3	1,000,000	1,111,430
(Hosp. Asset Transformation Program), Ser. A,
5.00%, 10/1/28	Baa1	775,000	793,778
(Hosp. Asset Transformation Program), Ser. A, U.S.
Govt. Coll., 5.00%, 10/1/28 (Prerefunded 10/1/18)	AAA/P	225,000	231,881
(AHS Hosp. Corp.), Ser. A, 5.00%, 7/1/27	Aa3	25,000	25,532
(AHS Hosp. Corp.), Ser. A, U.S. Govt. Coll., 5.00%,
7/1/27 (Prerefunded 7/1/18)	AAA/P	475,000	485,198
(Holy Name Med. Ctr.), 5.00%, 7/1/25	Baa2	1,000,000	1,066,340
(RWJBarnabas Hlth. Oblig. Group), Ser. A,
4.00%, 7/1/43	A1	500,000	521,030
(AHS Hosp. Corp.), 4.00%, 7/1/41	Aa3	1,000,000	1,029,960
NJ State Hlth. Care Fac. Fin. Auth. VRDN
(Compensation Program), Ser. A-4, 0.96%, 7/1/27	VMIG1	975,000	975,000
(Virtua Hlth.), Ser. C, 0.87%, 7/1/43	A-1	2,665,000	2,665,000
NJ State Hsg. & Mtge. Fin. Agcy. Rev. Bonds, Ser. A,
4.20%, 11/1/32	AA–	945,000	965,885
NJ State Tpk. Auth. FRN Mandatory Put Bonds
(1/1/21), Ser. C-5, 1.329%, 1/1/28	A+	600,000	597,312
NJ State Tpk. Auth. Rev. Bonds
Ser. E, 5.25%, 1/1/40 (Prerefunded 1/1/19)	A+	2,000,000	2,079,440
Ser. B, 5.00%, 1/1/40	A+	1,000,000	1,171,820
Ser. A, 5.00%, 1/1/35	A+	1,000,000	1,168,220
Ser. A, 5.00%, 1/1/35	A+	1,000,000	1,153,310
Ser. E, 5.00%, 1/1/34	A+	1,250,000	1,433,138
Ser. A, 5.00%, 1/1/33	A+	1,000,000	1,150,040
Ser. A, 5.00%, 1/1/24	A+	80,000	91,042
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. A, 5.875%, 12/15/38	Baa1	1,350,000	1,406,336
(Trans. Program), Ser. AA, 5.25%, 6/15/41	Baa1	2,000,000	2,184,240
(Trans. Syst.), Ser. B, 5.25%, 6/15/36	Baa1	1,000,000	1,067,910
(Trans. Program), Ser. AA, 5.25%, 6/15/32	Baa1	2,000,000	2,218,740
(Trans. Syst.), Ser. D, 5.25%, 12/15/23	Baa1	2,000,000	2,266,580
(Trans. Syst.), Ser. A, 5.25%, 12/15/22	Baa1	1,000,000	1,116,700
(Trans. Syst.), Ser. A, AGM, AMBAC,
5.00%, 12/15/32	AA	2,500,000	2,505,675
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/30	A+	705,000	782,952
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/28	A+	960,000	1,074,413
(Trans. Syst.), Ser. A, AMBAC, 5.00%, 12/15/27	Baa1	1,000,000	1,002,260

24 New Jersey Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.4%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. A, zero %, 12/15/33	Baa1	$2,500,000	$1,254,125
(Trans. Syst.), Ser. C, AMBAC, zero %, 12/15/24	Baa1	2,400,000	1,871,400
North Bergen Twp., Muni. Util. Auth. Swr. Rev.
Bonds, NATL
zero %, 12/15/27	Aa3	1,005,000	746,243
zero %, 12/15/26	Aa3	1,000,000	772,420
North Hudson, Swr. Auth. Rev. Bonds, Ser. A,
5.00%, 6/1/42	A	2,000,000	2,162,540
Rutgers State U. Rev. Bonds, Ser. M, 5.00%, 5/1/34	Aa3	1,000,000	1,162,970
Rutgers State U. VRDN, Ser. A, 0.87%, 5/1/18	VMIG1	1,890,000	1,890,000
Salem Cnty., Poll Control Fin. Auth. Rev. Bonds
(Chambers Cogeneration LP), Ser. A, 5.00%, 12/1/23	Baa3	350,000	379,138
South Jersey, Port Corp. Rev. Bonds (Marine Term.)
Ser. B, 5.00%, 1/1/48 ##	Baa1	1,000,000	1,073,620
Ser. S-1, 5.00%, 1/1/39	Baa1	250,000	267,813
Ser. S-1, 5.00%, 1/1/35	Baa1	500,000	539,210
Sussex Cnty., Muni. Util. Auth. Rev. Bonds (Waste
Wtr. Facs.), Ser. B, AGM, zero %, 12/1/30	AA+	1,500,000	1,038,540
Tobacco Settlement Fin. Corp. Rev. Bonds
Ser. 1A, 5.00%, 6/1/41	B	1,250,000	1,208,088
Ser. 1A, 4.75%, 6/1/34	BB–	500,000	480,640
zero %, 6/1/41	A–	3,345,000	930,847
Union Cnty., Util. Auth. Resource Recvy. Fac. Lease
Rev. Bonds (Covanta Union), Ser. A, 5.25%, 12/1/31	AA+	1,500,000	1,671,480
			157,725,372
New York (6.6%)
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds,
Ser. A, 5.00%, 11/15/51	A2	2,000,000	2,157,100
Port Auth. of NY & NJ Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6.75%, 10/1/19	BBB–/P	280,000	291,127
Ser. 93rd, 6.125%, 6/1/94	Aa3	5,000,000	6,150,543
Ser. 189th, 5.00%, 5/1/45	Aa3	1,000,000	1,154,200
Ser. 194th, 5.00%, 10/15/41	Aa3	1,000,000	1,165,800
Port Auth. of NY & NJ Special Oblig. Rev. Bonds (JFK
Intl. Air Term.), 6.00%, 12/1/42	Baa1	1,000,000	1,110,670
			12,029,440
Ohio (0.6%)
American Muni. Pwr., Inc. Rev. Bonds (Hydroelectric
Pwr. Plant), Ser. A, 5.00%, 2/15/38	A2	1,020,000	1,156,925
			1,156,925
Pennsylvania (0.7%)
Delaware River Port Auth. PA & NJ Rev. Bonds,
5.00%, 1/1/28	A2	750,000	870,645
PA State Econ. Dev. Fin. Auth. Solid Waste Disp.
Mandatory Put Bonds (1/2/18) (Republic Svcs., Inc.),
Ser. B, 1.10%, 12/1/30	A–2	485,000	484,942
			1,355,587

New Jersey Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (99.4%)* cont.	Rating**	Principal amount	Value
Puerto Rico (0.6%)
Cmnwlth. of PR, G.O. Bonds (Pub. Impt.), Ser. A,
NATL, 5.50%, 7/1/20	A	$1,000,000	$1,038,060
			1,038,060
Texas (1.9%)
Dallas, Area Rapid Transit Rev. Bonds, Ser. A,
5.00%, 12/1/46	AA+	2,000,000	2,308,460
TX State G.O. Bonds (Trans. Auth.), Ser. A,
5.00%, 10/1/44	Aaa	1,000,000	1,149,170
			3,457,630
Wisconsin (0.6%)
Pub. Fin. Auth. Solid Waste Disp. Mandatory
Put Bonds (2/1/18) (Waste Mgt., Inc.), Ser. A-2,
1.25%, 10/1/25	A–2	1,000,000	999,510
			999,510

TOTAL INVESTMENTS
Total investments (cost $170,418,788)			$180,603,007

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2017 through November 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $181,658,465.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

## Forward commitment, in part or in entirety (Note 1).

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

State debt	18.5%
Prerefunded	14.4
Health care	12.9
Transportation	12.1
Education	10.5

The fund had the following insurance concentration greater than 10% at the close of the reporting period (as a percentage of net assets):

AGM	11.4%

26 New Jersey Tax Exempt Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$180,603,007	$—
Totals by level	$—	$180,603,007	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

New Jersey Tax Exempt Income Fund 27

Statement of assets and liabilities 11/30/17 (Unaudited)

ASSETS
Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $170,418,788)	$180,603,007
Cash	2,238,706
Interest and other receivables	2,838,051
Receivable for shares of the fund sold	88,485
Receivable for sales of delayed delivery securities (Note 1)	168,486
Receivable for custodian fees (Note 2)	856
Prepaid assets	11,256
Total assets	185,948,847

LIABILITIES
Payable for investments purchased	2,488,175
Payable for purchases of delayed delivery securities (Note 1)	1,226,478
Payable for shares of the fund repurchased	190,113
Payable for compensation of Manager (Note 2)	65,283
Payable for investor servicing fees (Note 2)	20,671
Payable for Trustee compensation and expenses (Note 2)	95,445
Payable for administrative services (Note 2)	738
Payable for distribution fees (Note 2)	68,597
Distributions payable to shareholders	89,420
Other accrued expenses	45,462
Total liabilities	4,290,382

Net assets	$181,658,465

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$175,746,716
Undistributed net investment income (Note 1)	879,445
Accumulated net realized loss on investments (Note 1)	(5,151,915)
Net unrealized appreciation of investments	10,184,219
Total — Representing net assets applicable to capital shares outstanding	$181,658,465

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($130,316,584 divided by 14,133,357 shares)	$9.22
Offering price per class A share (100/96.00 of $9.22)*	$9.60
Net asset value and offering price per class B share ($2,393,668 divided by 259,953 shares)**	$9.21
Net asset value and offering price per class C share ($20,173,110 divided by 2,185,162 shares)**	$9.23
Net asset value and redemption price per class M share ($1,723,212 divided by 186,870 shares)	$9.22
Offering price per class M share (100/96.75 of $9.22)†	$9.53
Net asset value, offering price and redemption price per class Y share
($27,051,891 divided by 2,927,713 shares)	$9.24

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

28 New Jersey Tax Exempt Income Fund

Statement of operations Six months ended 11/30/17 (Unaudited)

INVESTMENT INCOME
Interest income	$3,641,041
Total investment income	3,641,041

EXPENSES
Compensation of Manager (Note 2)	399,541
Investor servicing fees (Note 2)	62,023
Custodian fees (Note 2)	3,643
Trustee compensation and expenses (Note 2)	2,497
Distribution fees (Note 2)	269,300
Administrative services (Note 2)	2,348
Other	66,224
Total expenses	805,576
Expense reduction (Note 2)	(6,184)
Net expenses	799,392

Net investment income	2,841,649

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	165,854
Net unrealized depreciation of securities in unaffiliated issuers during the period	(432,098)
Net loss on investments	(266,244)

Net increase in net assets resulting from operations	$2,575,405

The accompanying notes are an integral part of these financial statements.

New Jersey Tax Exempt Income Fund 29

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 11/30/17*	Year ended 5/31/17
Operations
Net investment income	$2,841,649	$5,955,352
Net realized gain on investments	165,854	2,886,916
Net unrealized depreciation of investments	(432,098)	(8,102,706)
Net increase in net assets resulting from operations	2,575,405	739,562
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	—	(172,034)
Class B	—	(4,261)
Class C	—	(27,603)
Class M	—	(2,408)
Class Y	—	(26,874)
From tax-exempt net investment income
Class A	(2,086,139)	(4,505,624)
Class B	(33,410)	(88,563)
Class C	(247,194)	(534,070)
Class M	(25,538)	(57,313)
Class Y	(432,995)	(726,942)
Decrease from capital share transactions (Note 4)	(2,411,175)	(6,143,386)
Total decrease in net assets	(2,661,046)	(11,549,516)

NET ASSETS
Beginning of period	184,319,511	195,869,027
End of period (including undistributed net investment
income of $879,445 and $863,072, respectively)	$181,658,465	$184,319,511

* Unaudited.

The accompanying notes are an integral part of these financial statements.

30 New Jersey Tax Exempt Income Fund

This page left blank intentionally.

New Jersey Tax Exempt Income Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
November 30, 2017**	$9.23	.15	(.01)	.14	(.15)	—	(.15)	$9.22	1.48*	$130,317	.40*	1.58*	6*
May 31, 2017	9.48	.30	(.24)	.06	(.31)	—	(.31)	9.23	.64	133,434.81		3.20	23
May 31, 2016	9.33	.32	.14	.46	(.31)	—	(.31)	9.48	5.05	147,570	.81[d]	3.34[d]	18
May 31, 2015	9.43	.33	(.10)	.23	(.33)	—	(.33)	9.33	2.41	153,294.78		3.45	10
May 31, 2014	9.71	.33	(.29)	.04	(.32)	—[c]	(.32)	9.43	.62	169,209.79		3.54	7
May 31, 2013	9.79	.33	(.08)	.25	(.33)	—	(.33)	9.71	2.52	222,753.78		3.34	11
Class B
November 30, 2017**	$9.22	.12	(.01)	.11	(.12)	—	(.12)	$9.21	1.16*	$2,394	.72*	1.27*	6*
May 31, 2017	9.47	.24	(.24)	—[c]	(.25)	—	(.25)	9.22	.01	3,001	1.44	2.57	23
May 31, 2016	9.32	.26	.14	.40	(.25)	—	(.25)	9.47	4.40	3,901	1.43[d]	2.72[d]	18
May 31, 2015	9.42	.27	(.10)	.17	(.27)	—	(.27)	9.32	1.78	4,522	1.40	2.83	10
May 31, 2014	9.70	.27	(.28)	(.01)	(.27)	—[c]	(.27)	9.42	—[e]	5,167	1.41	2.93	7
May 31, 2013	9.78	.27	(.08)	.19	(.27)	—	(.27)	9.70	1.89	6,469	1.40	2.72	11
Class C
November 30, 2017**	$9.24	.11	(.01)	.10	(.11)	—	(.11)	$9.23	1.08*	$20,173	.79*	1.19*	6*
May 31, 2017	9.49	.23	(.25)	(.02)	(.23)	—	(.23)	9.24	(.14)	21,748	1.59	2.42	23
May 31, 2016	9.34	.24	.15	.39	(.24)	—	(.24)	9.49	4.23	22,639	1.58[d]	2.57[d]	18
May 31, 2015	9.44	.25	(.10)	.15	(.25)	—	(.25)	9.34	1.62	21,943	1.55	2.68	10
May 31, 2014	9.72	.26	(.29)	(.03)	(.25)	—[c]	(.25)	9.44	(.16)	23,620	1.56	2.77	7
May 31, 2013	9.80	.25	(.08)	.17	(.25)	—	(.25)	9.72	1.73	37,732	1.55	2.56	11
Class M
November 30, 2017**	$9.23	.13	(.01)	.12	(.13)	—	(.13)	$9.22	1.34*	$1,723	.54*	1.44*	6*
May 31, 2017	9.48	.27	(.24)	.03	(.28)	—	(.28)	9.23	.36	1,786	1.09	2.92	23
May 31, 2016	9.33	.29	.15	.44	(.29)	—	(.29)	9.48	4.76	2,160	1.08[d]	3.07[d]	18
May 31, 2015	9.43	.30	(.10)	.20	(.30)	—	(.30)	9.33	2.13	2,238	1.05	3.18	10
May 31, 2014	9.72	.31	(.30)	.01	(.30)	—[c]	(.30)	9.43	.24	2,340	1.06	3.27	7
May 31, 2013	9.79	.30	(.07)	.23	(.30)	—	(.30)	9.72	2.35	3,439	1.05	3.07	11
Class Y
November 30, 2017**	$9.25	.16	(.01)	.15	(.16)	—	(.16)	$9.24	1.59*	$27,052	.29*	1.69*	6*
May 31, 2017	9.50	.32	(.24)	.08	(.33)	—	(.33)	9.25	.86	24,349.59		3.43	23
May 31, 2016	9.35	.34	.14	.48	(.33)	—	(.33)	9.50	5.28	19,599	.58[d]	3.57[d]	18
May 31, 2015	9.44	.35	(.09)	.26	(.35)	—	(.35)	9.35	2.74	17,868.55		3.68	10
May 31, 2014	9.73	.35	(.30)	.05	(.34)	—[c]	(.34)	9.44	.74	16,826.56		3.78	7
May 31, 2013	9.81	.35	(.08)	.27	(.35)	—	(.35)	9.73	2.76	21,115.55		3.56	11

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.01 per share.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

32 New Jersey Tax Exempt Income Fund	New Jersey Tax Exempt Income Fund 33

Notes to financial statements 11/30/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2017 through November 30, 2017.

Putnam New Jersey Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non–diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek as high a level of current income exempt from federal income tax and New Jersey personal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and New Jersey personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and New Jersey personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Interest income from private activity bonds may be subject to federal AMT for individuals. These investments are not included for the purpose of complying with the 80% investment policy. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

34 New Jersey Tax Exempt Income Fund

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of

New Jersey Tax Exempt Income Fund 35

the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover
Short-term	Long-term	Total
$2,290,357	$3,024,025	$5,314,382

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $170,422,176, resulting in gross unrealized appreciation and depreciation of $10,450,071 and $269,240, respectively, or net unrealized appreciation of $10,180,831.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.217% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution

36 New Jersey Tax Exempt Income Fund

plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$44,765	Class M	601
Class B	894	Class Y	8,693
Class C	7,070	Total	$62,023

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $6,184 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $133, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

New Jersey Tax Exempt Income Fund 37

	Maximum %	Approved %	Amount
Class A	0.35%	*	$148,631
Class B	1.00%	0.85%	11,260
Class C	1.00%	1.00%	104,947
Class M	1.00%	0.50%	4,462
Total			$269,300

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,756 and $1 from the sale of class A and class M shares, respectively, and received $415 and $10 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$11,013,053	$10,208,752
U.S. government securities (Long-term)	—	—
Total	$11,013,053	$10,208,752

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 11/30/17		YEAR ENDED 5/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	953,034	$8,830,902	1,890,675	$17,693,646
Shares issued in connection with
reinvestment of distributions	192,242	1,774,881	427,502	3,960,404
	1,145,276	10,605,783	2,318,177	21,654,050
Shares repurchased	(1,463,503)	(13,541,503)	(3,434,045)	(31,624,631)
Net decrease	(318,227)	$(2,935,720)	(1,115,868)	$(9,970,581)

38 New Jersey Tax Exempt Income Fund

	SIX MONTHS ENDED 11/30/17		YEAR ENDED 5/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	140	$1,291	22,462	$209,759
Shares issued in connection with
reinvestment of distributions	3,382	31,185	9,483	87,760
	3,522	32,476	31,945	297,519
Shares repurchased	(69,074)	(638,670)	(118,463)	(1,096,648)
Net decrease	(65,552)	$(606,194)	(86,518)	$(799,129)

	SIX MONTHS ENDED 11/30/17		YEAR ENDED 5/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	72,248	$667,014	267,182	$2,501,786
Shares issued in connection with
reinvestment of distributions	24,275	224,406	53,680	497,407
	96,523	891,420	320,862	2,999,193
Shares repurchased	(264,030)	(2,443,002)	(353,694)	(3,274,743)
Net decrease	(167,507)	$(1,551,582)	(32,832)	$(275,550)

	SIX MONTHS ENDED 11/30/17		YEAR ENDED 5/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	239	$2,204	1,466	$13,309
Shares issued in connection with
reinvestment of distributions	2,579	23,817	6,034	55,916
	2,818	26,021	7,500	69,225
Shares repurchased	(9,404)	(87,282)	(41,913)	(385,134)
Net decrease	(6,586)	$(61,261)	(34,413)	$(315,909)

	SIX MONTHS ENDED 11/30/17		YEAR ENDED 5/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	469,932	$4,356,767	1,136,522	$10,458,952
Shares issued in connection with
reinvestment of distributions	24,417	225,938	36,971	342,350
	494,349	4,582,705	1,173,493	10,801,302
Shares repurchased	(198,347)	(1,839,123)	(605,297)	(5,583,519)
Net increase	296,002	$2,743,582	568,196	$5,217,783

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of New Jersey and may be affected by economic and political developments in that state.

New Jersey Tax Exempt Income Fund 39

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Multi-Cap Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	American Government Income Fund
Investors Fund	Diversified Income Trust
Low Volatility Equity Fund	Emerging Markets Income Fund
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Consumer Fund	Income Fund
Global Financials Fund	Money Market Fund†
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund	U.S. Government Income Trust
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Telecommunications Fund	Intermediate-Term Municipal Income Fund
Global Utilities Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Growth	Tax-Free High Yield Fund
Growth Opportunities Fund
International Growth Fund	State tax-free income funds‡:
Multi-Cap Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.

40 New Jersey Tax Exempt Income Fund

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	George Putnam Balanced Fund
Absolute Return 300 Fund®
Absolute Return 500 Fund®	Dynamic Asset Allocation Balanced Fund
Absolute Return 700 Fund®	Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Putnam PanAgora**	Dynamic Risk Allocation Fund
Putnam PanAgora Managed Futures Strategy
Putnam PanAgora Market Neutral Fund	Retirement Income Fund Lifestyle 1
Putnam PanAgora Risk Parity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

New Jersey Tax Exempt Income Fund 41

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

42 New Jersey Tax Exempt Income Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

New Jersey Tax Exempt Income Fund 43

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam New Jersey Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

44 New Jersey Tax Exempt Income Fund

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA050 309149 1/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam New Jersey Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 25, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 25, 2018